Exhibit 99.2

Financial Supplement
Third Quarter 2017
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
3rd Quarter 2017

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
Non-GAAP Disclosures
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures

Effective with the first quarter of 2017, the Company modified the labeling of its non-GAAP measure "operating income" to "adjusted operating income".
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its shareholders' equity position excluding the impact of accumulated other comprehensive income (“AOCI”), since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI.

Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except in force & per share data)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016		2017	2016	Change
Net premiums	$2,489,797	$2,480,451	$2,365,696	$2,493,163	$2,251,758	$238,039	$7,335,944	$6,755,708	$580,236
Net income	227,591	232,190	145,512	190,149	198,719	28,872	605,293	511,294	93,999
Adjusted operating income	226,048	193,674	122,065	171,259	159,361	66,687	541,787	461,339	80,448
Return on equity - annualized	11.3%	12.1%	8.0%	10.1%	10.2%	1.1%
Return on equity - trailing 12 months	10.3%	10.1%	10.5%	9.9%	9.7%	0.6%
Adjusted operating return on equity (ex AOCI):
Annualized	14.2%	12.5%	8.1%	11.7%	11.2%	3.0%
Trailing 12 months	11.6%	10.9%	11.0%	11.2%	11.8%	(0.2)%
Total assets	$58,694,031	$58,138,072	$53,805,820	$53,097,879	$54,832,498	$3,861,533
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,610.0	$1,612.2	$1,610.0	$1,609.3	$1,603.8	$6.2
U.S. and Latin America Financial Solutions	2.1	2.1	2.1	2.1	2.1	—
Canada Traditional	385.1	368.7	363.6	355.7	358.7	26.4
Europe, Middle East and Africa Traditional	719.3	688.2	642.6	603.0	612.8	106.5
Asia Pacific Traditional	581.0	561.5	518.1	492.2	505.1	75.9
Asia Pacific Financial Solutions	0.4	0.4	0.4	0.2	0.3	0.1
Total assumed life reinsurance in force	$3,297.9	$3,233.1	$3,136.8	$3,062.5	$3,082.8	$215.1
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$24.8	$23.5	$26.8	$33.4	$19.7	$5.1	$75.1	$93.0	$(17.9)
Canada Traditional	7.7	8.5	10.3	9.1	9.4	(1.7)	26.5	25.8	0.7
Europe, Middle East and Africa Traditional	41.0	53.4	42.1	44.3	31.7	9.3	136.5	125.5	11.0
Asia Pacific Traditional	17.2	37.1	12.4	21.6	20.5	(3.3)	66.7	52.1	14.6
Total assumed new business production	$90.7	$122.5	$91.6	$108.4	$81.3	$9.4	$304.8	$296.4	$8.4
Per Share and Shares Data
Basic earnings per share
Net income	$3.53	$3.60	$2.26	$2.96	$3.10	$0.43	$9.39	$7.95	$1.44
Adjusted operating income	$3.51	$3.01	$1.90	$2.67	$2.48	$1.03	$8.41	$7.18	$1.23
Diluted earnings per share
Net income	$3.47	$3.54	$2.22	$2.92	$3.07	$0.40	$9.23	$7.87	$1.36
Adjusted operating income	$3.44	$2.95	$1.86	$2.63	$2.46	$0.98	$8.26	$7.10	$1.16

Wgt. average common shares outstanding
Basic	64,488	64,449	64,353	64,251	64,146	342	64,430	64,281	149
Diluted	65,653	65,608	65,671	65,124	64,815	838	65,604	64,944	660

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	14,770	14,646	14,749	14,835	14,932	(162)	14,770	14,932	(162)
Common shares outstanding	64,368	64,492	64,389	64,303	64,206	162	64,368	64,206	162

Book value per share	$125.79	$123.60	$115.24	$110.31	$124.50	$1.29

Per share effect of AOCI	$25.25	$25.92	$20.52	$17.72	$34.46	$(9.21)
Book value per share, excluding AOCI	$100.54	$97.68	$94.72	$92.59	$90.04	$10.50

Shareholder dividends paid	$32,270.7	$26,433.9	$26,380.9	$26,337.3	$26,288.3	$5,982.4	$85,085.5	$74,034.1	$11,051.4

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) (USD in thousands)

	Three Months Ended					Current Qtr	Year-to Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
Revenues:	2017	2017	2017	2016	2016	Quarter	2017	2016	Change

Net premiums	$2,489,797	$2,480,451	$2,365,696	$2,493,163	$2,251,758	$238,039	$7,335,944	$6,755,708	$580,236
Investment income, net of related expenses	556,918	518,538	514,364	497,227	489,727	67,191	1,589,820	1,414,659	175,161
Investment related gains (losses), net
OTTI on fixed maturity securities	(390)	(3,401)	(17,189)	(4,142)	—	(390)	(20,980)	(34,663)	13,683
OTTI on fixed maturity securities transferred to OCI	—	—	—	74	—	—	—	—	—
Other investment related gains (losses), net	23,043	59,696	77,712	14,261	86,624	(63,581)	160,451	118,665	41,786
Total investment related gains (losses), net	22,653	56,295	60,523	10,193	86,624	(63,971)	139,471	84,002	55,469
Other revenue	75,942	73,992	68,157	68,715	72,468	3,474	218,091	197,844	20,247
Total revenues	3,145,310	3,129,276	3,008,740	3,069,298	2,900,577	244,733	9,283,326	8,452,213	831,113
Benefits and expenses:
Claims and other policy benefits	2,100,680	2,164,363	2,106,145	2,116,045	1,993,064	107,616	6,371,188	5,877,330	493,858
Interest credited	126,099	115,285	107,684	64,089	116,848	9,251	349,068	300,602	48,466
Policy acquisition costs and other insurance expenses	365,424	319,832	379,389	370,134	300,962	64,462	1,064,645	940,406	124,239
Other operating expenses	168,417	154,356	158,506	175,634	152,556	15,861	481,279	469,875	11,404
Interest expense	36,836	29,352	42,402	41,422	43,063	(6,227)	108,590	96,201	12,389
Collateral finance and securitization expense	7,692	6,773	6,770	6,431	6,484	1,208	21,235	19,396	1,839
Total benefits and expenses	2,805,148	2,789,961	2,800,896	2,773,755	2,612,977	192,171	8,396,005	7,703,810	692,195
Income before income taxes	340,162	339,315	207,844	295,543	287,600	52,562	887,321	748,403	138,918
Provision for income taxes	112,571	107,125	62,332	105,394	88,881	23,690	282,028	237,109	44,919
Net income	$227,591	$232,190	$145,512	$190,149	$198,719	$28,872	$605,293	$511,294	$93,999
Pre-tax Adjusted Operating Income Reconciliation:
Income before income taxes	$340,162	$339,315	$207,844	$295,543	$287,600	$52,562	$887,321	$748,403	$138,918
Investment and derivative losses (gains) (1)	(3,113)	(38,098)	33,272	103,944	(26,958)	23,845	(7,939)	(126,026)	118,087
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(23,044)	(15,108)	(68,702)	(20,374)	(49,078)	26,034	(106,854)	(33,795)	(73,059)
GMXB embedded derivatives (1)	6,205	(360)	(22,363)	(90,923)	(7,988)	14,193	(16,518)	83,089	(99,607)
Funds withheld losses (gains) - investment income	(7,443)	(4,263)	(654)	(8,238)	(3,322)	(4,121)	(12,360)	(19,962)	7,602
EIA embedded derivatives - interest credited	(1,367)	(7,340)	(27,958)	(39,964)	42	(1,409)	(36,665)	11,827	(48,492)
DAC offset, net	26,845	6,865	52,340	27,625	31,876	(5,031)	86,050	19,739	66,311
Investment (income) loss on unit-linked variable annuities	(2,475)	291	(4,113)	(4,217)	(5,540)	3,065	(6,297)	(8,914)	2,617
Interest credited on unit-linked variable annuities	2,475	(291)	4,113	4,217	5,540	(3,065)	6,297	8,914	(2,617)
Non-investment derivatives	(102)	58	106	289	(1,705)	1,603	62	(2,426)	2,488
Adjusted operating income before income taxes	$338,143	$281,069	$173,885	$267,902	$230,467	$107,676	$793,097	$680,849	$112,248

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

	Three Months Ended					Current Qtr	Year-to Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
After-tax Adjusted Operating Income Reconciliation:
Net Income	$227,591	$232,190	$145,512	$190,149	$198,719	$28,872	$605,293	$511,294	$93,999
Investment and derivative losses (gains) (1)	(2,255)	(25,419)	20,253	66,640	(19,745)	17,490	(7,421)	(87,962)	80,541
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(14,978)	(9,821)	(44,656)	(13,243)	(31,901)	16,923	(69,455)	(21,967)	(47,488)
GMXB embedded derivatives (1)	4,033	(234)	(14,536)	(59,100)	(5,192)	9,225	(10,737)	54,008	(64,745)
Funds withheld losses (gains) - investment income	(4,838)	(2,771)	(425)	(5,355)	(2,159)	(2,679)	(8,034)	(12,975)	4,941
EIA embedded derivatives - interest credited	(888)	(4,771)	(18,173)	(25,977)	28	(916)	(23,832)	7,688	(31,520)
DAC offset, net	17,450	4,462	34,021	17,957	20,719	(3,269)	55,933	12,830	43,103
Investment (income) loss on unit-linked variable annuities	(1,609)	189	(2,673)	(2,741)	(3,601)	1,992	(4,093)	(5,794)	1,701
Interest credited on unit-linked variable annuities	1,609	(189)	2,673	2,741	3,601	(1,992)	4,093	5,794	(1,701)
Non-investment derivatives	(67)	38	69	188	(1,108)	1,041	40	(1,577)	1,617
Adjusted operating income	$226,048	$193,674	$122,065	$171,259	$159,361	$66,687	$541,787	$461,339	$80,448

Wgt. average common shares outstanding (diluted)	65,653	65,608	65,671	65,124	64,815	838	65,604	64,944	660

Diluted earnings per share - adjusted operating income	$3.44	$2.95	$1.86	$2.63	$2.46	$0.98	$8.26	$7.10	$1.16

Foreign currency effect on (2):
Net premiums	$18,343	$(30,464)	$(5,173)	$(35,247)	$(21,049)	$39,392	$(17,294)	$(136,922)	$119,628
Adjusted operating income before income taxes	$1,970	$(6,057)	$(2,266)	$(7,911)	$(3,236)	$5,206	$(6,353)	$(17,245)	$10,892

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Consolidated Balance Sheets (USD thousands)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2017	2017	2017	2016	2016
Assets
Fixed maturity securities, available-for-sale	$36,381,742	$36,345,426	$32,694,793	$32,093,625	$33,536,419
Mortgage loans on real estate	4,322,329	4,104,487	3,871,309	3,775,522	3,607,700
Policy loans	1,340,146	1,406,774	1,402,940	1,427,602	1,414,963
Funds withheld at interest	6,020,336	5,968,856	5,943,450	5,875,919	5,922,656
Short-term investments	80,582	123,308	54,288	76,710	126,702
Other invested assets	1,532,523	1,498,370	1,429,175	1,591,940	1,777,065
Total investments	49,677,658	49,447,221	45,395,955	44,841,318	46,385,505
Cash and cash equivalents	1,204,590	1,123,350	1,178,114	1,200,718	1,379,693
Accrued investment income	420,111	388,008	360,225	347,173	391,837
Premiums receivable and other reinsurance balances	2,411,777	2,205,631	2,008,409	1,930,755	1,834,362
Reinsurance ceded receivables	779,118	798,365	760,715	683,972	694,906
Deferred policy acquisition costs	3,315,237	3,334,094	3,300,548	3,338,605	3,406,093
Other assets	885,540	841,403	801,854	755,338	740,102
Total assets	$58,694,031	$58,138,072	$53,805,820	$53,097,879	$54,832,498

Liabilities and Stockholders’ Equity
Future policy benefits	$21,084,562	$20,665,256	$19,832,483	$19,581,573	$19,634,157
Interest-sensitive contract liabilities	16,370,090	16,440,873	14,039,919	14,029,354	14,217,831
Other policy claims and benefits	4,899,367	4,809,780	4,649,192	4,263,026	4,304,491
Other reinsurance balances	415,692	399,517	390,019	388,989	353,426
Deferred income taxes	3,180,545	3,162,666	2,863,744	2,770,640	3,071,995
Other liabilities	1,061,352	1,077,223	996,288	1,041,880	1,321,017
Long-term debt	2,788,480	2,788,494	2,788,619	3,088,635	3,088,710
Collateral finance and securitization notes	796,825	823,108	825,526	840,700	847,389
Total liabilities	50,596,913	50,166,917	46,385,790	46,004,797	46,839,016

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,865,699	1,860,001	1,858,226	1,848,611	1,842,390
Retained earnings	5,712,590	5,523,622	5,329,464	5,199,130	5,039,470
Treasury stock	(1,107,719)	(1,085,157)	(1,089,606)	(1,094,779)	(1,101,495)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(104,456)	(151,189)	(194,754)	(172,541)	(121,709)
Unrealized appreciation of securities, net of income taxes	1,770,903	1,864,477	1,558,148	1,355,033	2,381,473
Pension and postretirement benefits, net of income taxes	(40,690)	(41,390)	(42,239)	(43,163)	(47,438)
Total stockholders’ equity	8,097,118	7,971,155	7,420,030	7,093,082	7,993,482
Total liabilities and stockholders’ equity	$58,694,031	$58,138,072	$53,805,820	$53,097,879	$54,832,498

Total stockholders’ equity, excluding AOCI	$6,471,361	$6,299,257	$6,098,875	$5,953,753	$5,781,156

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$1,327,181	$1,335,316	$1,304,345	$1,430,291	$1,277,491	$49,690	$3,966,842	$3,819,280	$147,562
Investment income, net of related expenses	191,904	183,713	178,995	184,674	167,898	24,006	554,612	515,159	39,453
Investment related gains (losses), net	(1,503)	(654)	1,965	2,147	(3,394)	1,891	(192)	(6,376)	6,184
Other revenue	3,801	4,323	3,198	8,119	2,922	879	11,322	11,674	(352)
Total revenues	1,521,383	1,522,698	1,488,503	1,625,231	1,444,917	76,466	4,532,584	4,339,737	192,847

Benefits and expenses:
Claims and other policy benefits	1,118,401	1,194,917	1,225,640	1,232,207	1,131,507	(13,106)	3,538,958	3,400,614	138,344
Interest credited	20,673	20,838	20,289	22,156	20,628	45	61,800	62,873	(1,073)
Policy acquisition costs and other insurance expenses	189,291	186,375	180,810	205,358	184,766	4,525	556,476	544,129	12,347
Other operating expenses	32,506	29,974	31,804	34,018	30,935	1,571	94,284	92,512	1,772
Total benefits and expenses	1,360,871	1,432,104	1,458,543	1,493,739	1,367,836	(6,965)	4,251,518	4,100,128	151,390

Income before income taxes	$160,512	$90,594	$29,960	$131,492	$77,081	$83,431	$281,066	$239,609	$41,457

Loss and expense ratios:
Claims and other policy benefits	84.3%	89.5%	94.0%	86.2%	88.6%	(4.3)%	89.2%	89.0%	0.2%
Policy acquisition costs and other insurance expenses	14.3%	14.0%	13.9%	14.4%	14.5%	(0.2)%	14.0%	14.2%	(0.2)%
Other operating expenses	2.4%	2.2%	2.4%	2.4%	2.4%	—%	2.4%	2.4%	—%

Foreign currency effect on (1):
Net premiums	$582	$(199)	$(959)	$(1,372)	$(1,135)	$1,717	$(576)	$(4,246)	$3,670
Income before income taxes	$(106)	$(84)	$(160)	$159	$(41)	$(65)	$(350)	$(251)	$(99)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$1,327,181	$1,335,316	$1,304,345	$1,430,291	$1,277,491	$49,690	$3,966,842	$3,819,280	$147,562
Investment income, net of related expenses	191,904	183,713	178,995	184,674	167,898	24,006	554,612	515,159	39,453
Investment related gains (losses), net	—	(1)	1	—	—	—	—	—	—
Other revenue	3,801	4,323	3,198	8,119	2,922	879	11,322	11,674	(352)
Total revenues	1,522,886	1,523,351	1,486,539	1,623,084	1,448,311	74,575	4,532,776	4,346,113	186,663

Benefits and expenses:
Claims and other policy benefits	1,118,401	1,194,917	1,225,640	1,232,207	1,131,507	(13,106)	3,538,958	3,400,614	138,344
Interest credited	20,673	20,838	20,289	22,156	20,628	45	61,800	62,873	(1,073)
Policy acquisition costs and other insurance expenses	189,291	186,375	180,810	205,358	184,766	4,525	556,476	544,129	12,347
Other operating expenses	32,506	29,974	31,804	34,018	30,935	1,571	94,284	92,512	1,772
Total benefits and expenses	1,360,871	1,432,104	1,458,543	1,493,739	1,367,836	(6,965)	4,251,518	4,100,128	151,390

Adjusted operating income before income taxes	$162,015	$91,247	$27,996	$129,345	$80,475	$81,540	$281,258	$245,985	$35,273

Loss and expense ratios:
Claims and other policy benefits	84.3%	89.5%	94.0%	86.2%	88.6%	(4.3)%	89.2%	89.0%	0.2%
Policy acquisition costs and other insurance expenses	14.3%	14.0%	13.9%	14.4%	14.5%	(0.2)%	14.0%	14.2%	(0.2)%
Other operating expenses	2.4%	2.2%	2.4%	2.4%	2.4%	—%	2.4%	2.4%	—%

Foreign currency effect on (1):
Net premiums	$582	$(199)	$(959)	$(1,372)	$(1,135)	$1,717	$(576)	$(4,246)	$3,670
Adjusted operating income before income taxes	$(106)	$(84)	$(160)	$159	$(41)	$(65)	$(350)	$(251)	$(99)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$6,423	$7,128	$4,635	$7,099	$5,369	$1,054	$18,186	$17,250	$936
Investment income, net of related expenses	188,176	177,957	187,153	161,395	167,683	20,493	553,286	462,579	90,707
Investment related gains (losses), net	12,832	32,626	57,771	5,708	59,661	(46,829)	103,229	7,940	95,289
Other revenue	26,899	26,211	23,214	22,808	23,417	3,482	76,324	70,806	5,518
Total revenues	234,330	243,922	272,773	197,010	256,130	(21,800)	751,025	558,575	192,450

Benefits and expenses:
Claims and other policy benefits	11,959	24,503	17,536	23,593	18,927	(6,968)	53,998	58,267	(4,269)
Interest credited	94,120	87,664	79,157	33,511	86,742	7,378	260,941	217,736	43,205
Policy acquisition costs and other insurance expenses	54,441	38,211	83,653	60,306	56,497	(2,056)	176,305	113,919	62,386
Other operating expenses	6,684	6,542	6,657	7,339	5,232	1,452	19,883	16,772	3,111
Total benefits and expenses	167,204	156,920	187,003	124,749	167,398	(194)	511,127	406,694	104,433

Income before income taxes	$67,126	$87,002	$85,770	$72,261	$88,732	$(21,606)	$239,898	$151,881	$88,017

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$6,423	$7,128	$4,635	$7,099	$5,369	$1,054	$18,186	$17,250	$936
Investment income, net of related expenses	180,985	173,947	186,409	153,879	165,388	15,597	541,341	445,356	95,985
Investment related gains (losses), net	—	—	—	—	(1)	1	—	—	—
Other revenue	26,899	26,211	23,214	22,808	23,417	3,482	76,324	70,806	5,518
Total revenues	214,307	207,286	214,258	183,786	194,173	20,134	635,851	533,412	102,439

Benefits and expenses:
Claims and other policy benefits	11,959	24,503	17,536	23,593	18,927	(6,968)	53,998	58,267	(4,269)
Interest credited	95,487	95,004	107,115	73,475	86,700	8,787	297,606	205,909	91,697
Policy acquisition costs and other insurance expenses	27,596	31,346	31,313	32,681	24,621	2,975	90,255	94,180	(3,925)
Other operating expenses	6,684	6,542	6,657	7,339	5,232	1,452	19,883	16,772	3,111
Total benefits and expenses	141,726	157,395	162,621	137,088	135,480	6,246	461,742	375,128	86,614

Adjusted operating income before income taxes	$72,581	$49,891	$51,637	$46,698	$58,693	$13,888	$174,109	$158,284	$15,825

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive (Continued) (USD millions)

	Three Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2017	2017	2017	2016	2016
Annuity account values:

Fixed annuities (deferred)	$6,692	$6,762	$5,072	$5,091	$5,130

Net interest spread (fixed annuities)	2.0%	1.8%	2.2%	2.4%	2.6%

Equity-indexed annuities	$4,144	$4,188	$4,238	$4,291	$4,374

Variable annuities account values
No riders	$940	$939	$727	$731	$739
GMDB only	180	179	58	58	58
GMIB only	23	23	5	5	5
GMAB only	25	28	29	28	29
GMWB only	1,361	1,358	1,354	1,334	1,370
GMDB / WB	340	339	339	335	342
Other	33	35	20	19	20
Total variable annuities account values	$2,902	$2,901	$2,532	$2,510	$2,563

Fair value of liabilities associated with living benefit riders	$168	$162	$162	$185	$276

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$872	$825	$675	$554	$456

Bank-owned life insurance (BOLI)	$581	$577	$575	$571	$568

Other asset-intensive business	$63	$64	$64	$65	$65

Future policy benefits associated with:

Payout annuities	$2,284	$2,287	$1,950	$1,964	$1,974

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Investment income, net of related expenses	$2,984	$1,853	$1,664	$1,092	$1,038	$1,946	$6,501	$6,031	$470
Other revenue	26,856	26,201	24,409	22,227	18,967	7,889	77,466	55,511	21,955
Total revenues	29,840	28,054	26,073	23,319	20,005	9,835	83,967	61,542	22,425

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,674	5,619	5,941	5,505	3,492	2,182	17,234	9,145	8,089
Other operating expenses	2,174	2,452	2,316	3,367	2,531	(357)	6,942	7,606	(664)
Total benefits and expenses	7,848	8,071	8,257	8,872	6,023	1,825	24,176	16,751	7,425

Income before income taxes	$21,992	$19,983	$17,816	$14,447	$13,982	$8,010	$59,791	$44,791	$15,000

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Investment income, net of related expenses	$2,984	$1,853	$1,664	$1,092	$1,038	$1,946	$6,501	$6,031	$470
Other revenue	26,856	26,201	24,409	22,227	18,967	7,889	77,466	55,511	21,955
Total revenues	29,840	28,054	26,073	23,319	20,005	9,835	83,967	61,542	22,425

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,674	5,619	5,941	5,505	3,492	2,182	17,234	9,145	8,089
Other operating expenses	2,174	2,452	2,316	3,367	2,531	(357)	6,942	7,606	(664)
Total benefits and expenses	7,848	8,071	8,257	8,872	6,023	1,825	24,176	16,751	7,425

Adjusted operating income before income taxes	$21,992	$19,983	$17,816	$14,447	$13,982	$8,010	$59,791	$44,791	$15,000

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Canada Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$225,841	$221,380	$215,762	$241,918	$231,154	$(5,313)	$662,983	$686,724	$(23,741)
Investment income, net of related expenses	51,593	44,830	44,506	44,806	45,239	6,354	140,929	134,121	6,808
Investment related gains (losses), net	2,380	2,598	3,843	2,771	3,832	(1,452)	8,821	7,757	1,064
Other revenue	1,281	465	164	638	734	547	1,910	(731)	2,641
Total revenues	281,095	269,273	264,275	290,133	280,959	136	814,643	827,871	(13,228)

Benefits and expenses:
Claims and other policy benefits	193,978	181,197	191,052	182,912	175,618	18,360	566,227	524,497	41,730
Interest credited	6	5	4	2	8	(2)	15	17	(2)
Policy acquisition costs and other insurance expenses	50,023	47,597	45,682	60,074	61,019	(10,996)	143,302	178,178	(34,876)
Other operating expenses	8,299	7,638	8,209	10,119	10,039	(1,740)	24,146	27,500	(3,354)
Total benefits and expenses	252,306	236,437	244,947	253,107	246,684	5,622	733,690	730,192	3,498

Income before income taxes	$28,789	$32,836	$19,328	$37,026	$34,275	$(5,486)	$80,953	$97,679	$(16,726)

Loss and expense ratios:
Loss ratios (creditor business)	22.8%	27.8%	27.1%	22.5%	27.0%	(4.2)%	25.8%	28.4%	(2.6)%
Loss ratios (excluding creditor business)	99.2%	92.8%	100.7%	92.2%	93.1%	6.1%	97.6%	92.8%	4.8%
Claims and other policy benefits / (net premiums + investment income)	69.9%	68.1%	73.4%	63.8%	63.5%	6.4%	70.4%	63.9%	6.5%
Policy acquisition costs and other insurance expenses (creditor business)	66.7%	65.3%	66.0%	67.5%	65.7%	1.0%	66.0%	65.6%	0.4%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.7%	12.6%	12.3%	11.5%	12.6%	0.1%	12.6%	12.4%	0.2%
Other operating expenses	3.7%	3.5%	3.8%	4.2%	4.3%	(0.6)%	3.6%	4.0%	(0.4)%

Foreign currency effect on (1):
Net premiums	$8,992	$(9,540)	$7,551	$(108)	$724	$8,268	$7,003	$(32,901)	$39,904
Income before income taxes	$1,508	$(1,308)	$1,187	$(483)	$104	$1,404	$1,387	$(5,272)	$6,659

Creditor reinsurance net premiums	$39,445	$37,299	$35,564	$57,471	$59,983	$(20,538)	$112,308	$175,112	$(62,804)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$225,841	$221,380	$215,762	$241,918	$231,154	$(5,313)	$662,983	$686,724	$(23,741)
Investment income, net of related expenses	51,341	44,577	44,596	44,084	44,212	7,129	140,514	131,382	9,132
Investment related gains, net	1,204	1,203	1,191	1,221	1,208	(4)	3,598	3,712	(114)
Other revenue	1,281	465	164	638	734	547	1,910	(731)	2,641
Total revenues	279,667	267,625	261,713	287,861	277,308	2,359	809,005	821,087	(12,082)

Benefits and expenses:
Claims and other policy benefits	193,978	181,197	191,052	182,912	175,618	18,360	566,227	524,497	41,730
Interest credited	6	5	4	2	8	(2)	15	17	(2)
Policy acquisition costs and other insurance expenses	50,023	47,597	45,682	60,074	61,019	(10,996)	143,302	178,178	(34,876)
Other operating expenses	8,299	7,638	8,209	10,119	10,039	(1,740)	24,146	27,500	(3,354)
Total benefits and expenses	252,306	236,437	244,947	253,107	246,684	5,622	733,690	730,192	3,498

Adjusted operating income before income taxes	$27,361	$31,188	$16,766	$34,754	$30,624	$(3,263)	$75,315	$90,895	$(15,580)

Loss and expense ratios:
Loss ratios (creditor business)	22.8%	27.8%	27.1%	22.5%	27.0%	(4.2)%	25.8%	28.4%	(2.6)%
Loss ratios (excluding creditor business)	99.2%	92.8%	100.7%	92.2%	93.1%	6.1%	97.6%	92.8%	4.8%
Claims and other policy benefits / (net premiums + investment income)	70.0%	68.1%	73.4%	64.0%	63.8%	6.2%	70.5%	64.1%	6.4%
Policy acquisition costs and other insurance expenses (creditor business)	66.7%	65.3%	66.0%	67.5%	65.7%	1.0%	66.0%	65.6%	0.4%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.7%	12.6%	12.3%	11.5%	12.6%	0.1%	12.6%	12.4%	0.2%
Other operating expenses	3.7%	3.5%	3.8%	4.2%	4.3%	(0.6)%	3.6%	4.0%	(0.4)%

Foreign currency effect on (1):
Net premiums	$8,992	$(9,540)	$7,551	$(108)	$724	$8,268	$7,003	$(32,901)	$39,904
Adjusted operating income before income taxes	$1,433	$(1,232)	$1,130	$(505)	$104	$1,329	$1,331	$(5,727)	$7,058

Creditor reinsurance net premiums	$39,445	$37,299	$35,564	$57,471	$59,983	$(20,538)	$112,308	$175,112	$(62,804)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$9,874	$9,314	$9,410	$9,612	$9,946	$(72)	$28,598	$29,089	$(491)
Investment income, net of related expenses	1,120	1,351	1,044	1,043	1,037	83	3,515	1,649	1,866
Other revenue	1,436	1,338	1,353	1,386	1,376	60	4,127	4,159	(32)
Total revenues	12,430	12,003	11,807	12,041	12,359	71	36,240	34,897	1,343

Benefits and expenses:
Claims and other policy benefits	7,170	7,099	7,619	7,270	10,567	(3,397)	21,888	29,005	(7,117)
Policy acquisition costs and other insurance expenses	221	206	144	229	285	(64)	571	1,002	(431)
Other operating expenses	567	273	452	477	347	220	1,292	1,010	282
Total benefits and expenses	7,958	7,578	8,215	7,976	11,199	(3,241)	23,751	31,017	(7,266)

Income before income taxes	$4,472	$4,425	$3,592	$4,065	$1,160	$3,312	$12,489	$3,880	$8,609

Foreign currency effect on (2):
Net premiums	$387	$(403)	$436	$(3)	$33	$354	$420	$(1,373)	$1,793
Income before income taxes	$159	$(185)	$244	$13	$(9)	$168	$218	$(690)	$908

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$9,874	$9,314	$9,410	$9,612	$9,946	$(72)	$28,598	$29,089	$(491)
Investment income, net of related expenses	1,120	1,351	1,044	1,043	1,037	83	3,515	1,649	1,866
Other revenue	1,436	1,338	1,353	1,386	1,376	60	4,127	4,159	(32)
Total revenues	12,430	12,003	11,807	12,041	12,359	71	36,240	34,897	1,343

Benefits and expenses:
Claims and other policy benefits	7,170	7,099	7,619	7,270	10,567	(3,397)	21,888	29,005	(7,117)
Policy acquisition costs and other insurance expenses	221	206	144	229	285	(64)	571	1,002	(431)
Other operating expenses	567	273	452	477	347	220	1,292	1,010	282
Total benefits and expenses	7,958	7,578	8,215	7,976	11,199	(3,241)	23,751	31,017	(7,266)

Adjusted operating income before income taxes	$4,472	$4,425	$3,592	$4,065	$1,160	$3,312	$12,489	$3,880	$8,609

Foreign currency effect on (2):
Net premiums	$387	$(403)	$436	$(3)	$33	$354	$420	$(1,373)	$1,793
Adjusted operating income before income taxes	$159	$(185)	$244	$13	$(9)	$168	$218	$(690)	$908

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$344,211	$330,850	$304,672	$301,252	$275,514	$68,697	$979,733	$838,810	$140,923
Investment income, net of related expenses	14,727	13,585	12,720	11,745	13,067	1,660	41,032	38,556	2,476
Investment related gains (losses), net	—	—	7	—	—	—	7	5	2
Other revenue	2,034	1,485	687	1,806	489	1,545	4,206	2,975	1,231
Total revenues	360,972	345,920	318,086	314,803	289,070	71,902	1,024,978	880,346	144,632

Benefits and expenses:
Claims and other policy benefits	285,071	295,004	266,401	253,663	241,763	43,308	846,476	745,342	101,134
Policy acquisition costs and other insurance expenses	35,751	15,349	15,163	17,383	14,133	21,618	66,263	46,465	19,798
Other operating expenses	24,729	24,213	22,546	27,931	24,659	70	71,488	74,306	(2,818)
Total benefits and expenses	345,551	334,566	304,110	298,977	280,555	64,996	984,227	866,113	118,114

Income before income taxes	$15,421	$11,354	$13,976	$15,826	$8,515	$6,906	$40,751	$14,233	$26,518

Loss and expense ratios:
Claims and other policy benefits	82.8%	89.2%	87.4%	84.2%	87.7%	(4.9)%	86.4%	88.9%	(2.5)%
Policy acquisition costs and other insurance expenses	10.4%	4.6%	5.0%	5.8%	5.1%	5.3%	6.8%	5.5%	1.3%
Other operating expenses	7.2%	7.3%	7.4%	9.3%	9.0%	(1.8)%	7.3%	8.9%	(1.6)%

Foreign currency effect on (1):
Net premiums	$7,297	$(17,249)	$(17,859)	$(37,351)	$(32,564)	$39,861	$(27,811)	$(75,796)	$47,985
Income before income taxes	$703	$(522)	$(721)	$(1,021)	$157	$546	$(540)	$18	$(558)

Critical illness net premiums	$48,985	$49,211	$45,976	$46,455	$49,531	$(546)	$144,172	$156,979	$(12,807)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$344,211	$330,850	$304,672	$301,252	$275,514	$68,697	$979,733	$838,810	$140,923
Investment income, net of related expenses	14,727	13,585	12,720	11,745	13,067	1,660	41,032	38,556	2,476
Other revenue	2,034	1,485	687	1,806	489	1,545	4,206	2,975	1,231
Total revenues	360,972	345,920	318,079	314,803	289,070	71,902	1,024,971	880,341	144,630

Benefits and expenses:
Claims and other policy benefits	285,071	295,004	266,401	253,663	241,763	43,308	846,476	745,342	101,134
Policy acquisition costs and other insurance expenses	35,751	15,349	15,163	17,383	14,133	21,618	66,263	46,465	19,798
Other operating expenses	24,729	24,213	22,546	27,931	24,659	70	71,488	74,306	(2,818)
Total benefits and expenses	345,551	334,566	304,110	298,977	280,555	64,996	984,227	866,113	118,114

Adjusted operating income before income taxes	$15,421	$11,354	$13,969	$15,826	$8,515	$6,906	$40,744	$14,228	$26,516

Loss and expense ratios:
Claims and other policy benefits	82.8%	89.2%	87.4%	84.2%	87.7%	(4.9)%	86.4%	88.9%	(2.5)%
Policy acquisition costs and other insurance expenses	10.4%	4.6%	5.0%	5.8%	5.1%	5.3%	6.8%	5.5%	1.3%
Other operating expenses	7.2%	7.3%	7.4%	9.3%	9.0%	(1.8)%	7.3%	8.9%	(1.6)%

Foreign currency effect on (1):
Net premiums	$7,297	$(17,249)	$(17,859)	$(37,351)	$(32,564)	$39,861	$(27,811)	$(75,796)	$47,985
Adjusted operating income before income taxes	$704	$(522)	$(721)	$(1,021)	$157	$547	$(539)	$9	$(548)

Critical illness net premiums	$48,985	$49,211	$45,976	$46,455	$49,531	$(546)	$144,172	$156,979	$(12,807)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$39,294	$38,520	$41,995	$54,163	$47,018	$(7,724)	$119,809	$126,108	$(6,299)
Investment income, net of related expenses	30,892	28,029	29,681	29,994	33,187	(2,295)	88,602	95,288	(6,686)
Investment related gains (losses), net	1,192	2,458	4,575	4,914	8,159	(6,967)	8,225	8,623	(398)
Other revenue	5,663	4,398	3,738	2,962	11,388	(5,725)	13,799	18,466	(4,667)
Total revenues	77,041	73,405	79,989	92,033	99,752	(22,711)	230,435	248,485	(18,050)

Benefits and expenses:
Claims and other policy benefits	35,648	36,797	35,936	38,631	45,805	(10,157)	108,381	126,252	(17,871)
Interest credited	2,475	(291)	4,113	4,217	5,540	(3,065)	6,297	8,914	(2,617)
Policy acquisition costs and other insurance expenses	327	454	289	(220)	(304)	631	1,070	226	844
Other operating expenses	7,638	7,540	7,733	8,077	4,925	2,713	22,911	16,414	6,497
Total benefits and expenses	46,088	44,500	48,071	50,705	55,966	(9,878)	138,659	151,806	(13,147)

Income before income taxes	$30,953	$28,905	$31,918	$41,328	$43,786	$(12,833)	$91,776	$96,679	$(4,903)

Foreign currency effect on (2):
Net premiums	$56	$(4,378)	$(6,169)	$(9,059)	$(8,262)	$8,318	$(10,491)	$(13,411)	$2,920
Income before income taxes	$130	$(3,327)	$(4,730)	$(9,274)	$(6,193)	$6,323	$(7,927)	$(10,108)	$2,181

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2016	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$39,294	$38,520	$41,995	$54,163	$47,018	$(7,724)	$119,809	$126,108	$(6,299)
Investment income, net of related expenses	28,417	28,320	25,568	25,777	27,647	770	82,305	86,374	(4,069)
Other revenue	5,570	4,482	3,870	3,276	9,706	(4,136)	13,922	16,094	(2,172)
Total revenues	73,281	71,322	71,433	83,216	84,371	(11,090)	216,036	228,576	(12,540)

Benefits and expenses:
Claims and other policy benefits	35,648	36,797	35,936	38,631	45,805	(10,157)	108,381	126,252	(17,871)
Policy acquisition costs and other insurance expenses	327	454	289	(220)	(304)	631	1,070	226	844
Other operating expenses	7,638	7,540	7,733	8,077	4,925	2,713	22,911	16,414	6,497
Total benefits and expenses	43,613	44,791	43,958	46,488	50,426	(6,813)	132,362	142,892	(10,530)

Adjusted operating income before income taxes	$29,668	$26,531	$27,475	$36,728	$33,945	$(4,277)	$83,674	$85,684	$(2,010)

Foreign currency effect on (2):
Net premiums	$56	$(4,378)	$(6,169)	$(9,059)	$(8,262)	$8,318	$(10,491)	$(13,411)	$2,920
Adjusted operating income before income taxes	$136	$(3,043)	$(4,006)	$(8,168)	$(4,742)	$4,878	$(6,913)	$(8,539)	$1,626

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$536,931	$537,352	$483,307	$448,283	$404,451	$132,480	$1,557,590	$1,233,222	$324,368
Investment income, net of related expenses	23,858	22,345	21,902	21,448	21,273	2,585	68,105	61,601	6,504
Investment related gains (losses), net	—	—	—	—	—	—	—	14	(14)
Other revenue	871	1,832	21	2,002	1,923	(1,052)	2,724	4,580	(1,856)
Total revenues	561,660	561,529	505,230	471,733	427,647	134,013	1,628,419	1,299,417	329,002

Benefits and expenses:
Claims and other policy benefits	442,358	423,294	355,439	368,091	365,115	77,243	1,221,091	977,860	243,231
Policy acquisition costs and other insurance expenses	55,891	51,259	72,857	46,604	4,157	51,734	180,007	116,432	63,575
Other operating expenses	36,847	33,654	35,246	38,574	38,553	(1,706)	105,747	109,661	(3,914)
Total benefits and expenses	535,096	508,207	463,542	453,269	407,825	127,271	1,506,845	1,203,953	302,892

Income before income taxes	$26,564	$53,322	$41,688	$18,464	$19,822	$6,742	$121,574	$95,464	$26,110

Loss and Expense Ratios:
Claims and other policy benefits	82.4%	78.8%	73.5%	82.1%	90.3%	(7.9)%	78.4%	79.3%	(0.9)%
Policy acquisition costs and other insurance expenses	10.4%	9.5%	15.1%	10.4%	1.0%	9.4%	11.6%	9.4%	2.2%
Other operating expenses	6.9%	6.3%	7.3%	8.6%	9.5%	(2.6)%	6.8%	8.9%	(2.1)%

Foreign currency effect on (1):
Net premiums	$1,030	$1,321	$11,810	$12,575	$20,095	$(19,065)	$14,161	$(9,273)	$23,434
Income (loss) before income taxes	$(954)	$(261)	$851	$1,143	$331	$(1,285)	$(364)	$(1,898)	$1,534

Critical illness net premiums	$158,612	$174,304	$141,883	$85,931	$100,641	$57,971	$474,799	$312,327	$162,472

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$536,931	$537,352	$483,307	$448,283	$404,451	$132,480	$1,557,590	$1,233,222	$324,368
Investment income, net of related expenses	23,858	22,345	21,902	21,448	21,273	2,585	68,105	61,601	6,504
Investment related losses, net	—	—	—	—	—	—	—	(2)	2
Other revenue	871	1,832	21	2,002	1,923	(1,052)	2,724	4,580	(1,856)
Total revenues	561,660	561,529	505,230	471,733	427,647	134,013	1,628,419	1,299,401	329,018

Benefits and expenses:
Claims and other policy benefits	442,358	423,294	355,439	368,091	365,115	77,243	1,221,091	977,860	243,231
Policy acquisition costs and other insurance expenses	55,891	51,259	72,857	46,604	4,157	51,734	180,007	116,432	63,575
Other operating expenses	36,847	33,654	35,246	38,574	38,553	(1,706)	105,747	109,661	(3,914)
Total benefits and expenses	535,096	508,207	463,542	453,269	407,825	127,271	1,506,845	1,203,953	302,892

Adjusted operating income before income taxes	$26,564	$53,322	$41,688	$18,464	$19,822	$6,742	$121,574	$95,448	$26,126

Loss and Expense Ratios:
Claims and other policy benefits	82.4%	78.8%	73.5%	82.1%	90.3%	(7.9)%	78.4%	79.3%	(0.9)%
Policy acquisition costs and other insurance expenses	10.4%	9.5%	15.1%	10.4%	1.0%	9.4%	11.6%	9.4%	2.2%
Other operating expenses	6.9%	6.3%	7.3%	8.6%	9.5%	(2.6)%	6.8%	8.9%	(2.1)%

Foreign currency effect on (1):
Net premiums	$1,030	$1,321	$11,810	$12,575	$20,095	$(19,065)	$14,161	$(9,273)	$23,434
Adjusted operating income (loss) before income taxes	$(954)	$(261)	$851	$1,144	$331	$(1,285)	$(364)	$(1,911)	$1,547

Critical illness net premiums	$158,612	$174,304	$141,883	$85,931	$100,641	$57,971	$474,799	$312,327	$162,472

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$19	$549	$1,526	$492	$743	$(724)	$2,094	$4,936	$(2,842)
Investment income, net of related expenses	10,556	8,570	5,536	5,562	5,827	4,729	24,662	18,086	6,576
Investment related gains (losses), net	758	3,582	7,185	(4,886)	6,108	(5,350)	11,525	14,322	(2,797)
Other revenue	5,599	5,283	6,205	6,061	6,359	(760)	17,087	18,809	(1,722)
Total revenues	16,932	17,984	20,452	7,229	19,037	(2,105)	55,368	56,153	(785)

Benefits and expenses:
Claims and other policy benefits	6,110	1,565	6,495	9,693	3,777	2,333	14,170	15,487	(1,317)
Interest credited	7,026	5,572	2,997	3,322	3,308	3,718	15,595	9,474	6,121
Policy acquisition costs and other insurance expenses	653	1,541	1,917	1,635	1,482	(829)	4,111	4,436	(325)
Other operating expenses	3,372	3,929	3,171	4,545	2,921	451	10,472	10,727	(255)
Total benefits and expenses	17,161	12,607	14,580	19,195	11,488	5,673	44,348	40,124	4,224

Income (loss) before income taxes	$(229)	$5,377	$5,872	$(11,966)	$7,549	$(7,778)	$11,020	$16,029	$(5,009)

Foreign currency effect on (2):
Net premiums	$(1)	$(16)	$17	$71	$60	$(61)	$—	$78	$(78)
Income (loss) before income taxes	$139	$(114)	$77	$(464)	$917	$(778)	$102	$1,928	$(1,826)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$19	$549	$1,526	$492	$743	$(724)	$2,094	$4,936	$(2,842)
Investment income, net of related expenses	10,556	8,570	5,536	5,562	5,827	4,729	24,662	18,086	6,576
Investment related gains, net	742	832	861	960	825	(83)	2,435	2,003	432
Other revenue	5,599	5,283	6,205	6,061	6,359	(760)	17,087	18,809	(1,722)
Total revenues	16,916	15,234	14,128	13,075	13,754	3,162	46,278	43,834	2,444

Benefits and expenses:
Claims and other policy benefits	6,110	1,565	6,495	9,693	3,777	2,333	14,170	15,487	(1,317)
Interest credited	7,026	5,572	2,997	3,322	3,308	3,718	15,595	9,474	6,121
Policy acquisition costs and other insurance expenses	653	1,541	1,917	1,635	1,482	(829)	4,111	4,436	(325)
Other operating expenses	3,372	3,929	3,171	4,545	2,921	451	10,472	10,727	(255)
Total benefits and expenses	17,161	12,607	14,580	19,195	11,488	5,673	44,348	40,124	4,224

Adjusted operating income (loss) before income taxes	$(245)	$2,627	$(452)	$(6,120)	$2,266	$(2,511)	$1,930	$3,710	$(1,780)

Foreign currency effect on (2):
Net premiums	$(1)	$(16)	$17	$71	$60	$(61)	$—	$78	$(78)
Adjusted operating income (loss) before income taxes	$181	$(63)	$(102)	$100	$451	$(270)	$16	$661	$(645)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$23	$42	$44	$53	$72	$(49)	$109	$289	$(180)
Investment income, net of related expenses	41,108	36,305	31,163	35,468	33,478	7,630	108,576	81,589	26,987
Investment related gains (losses), net	6,994	15,685	(14,823)	(461)	12,258	(5,264)	7,856	51,717	(43,861)
Other revenue	1,502	2,456	5,168	706	4,893	(3,391)	9,126	11,595	(2,469)
Total revenues	49,627	54,488	21,552	35,766	50,701	(1,074)	125,667	145,190	(19,523)

Benefits and expenses:
Claims and other policy benefits	(15)	(13)	27	(15)	(15)	—	(1)	6	(7)
Interest credited	1,799	1,497	1,124	881	622	1,177	4,420	1,588	2,832
Policy acquisition costs and other insurance income	(26,848)	(26,779)	(27,067)	(26,740)	(24,565)	(2,283)	(80,694)	(73,526)	(7,168)
Other operating expenses	45,601	38,141	40,372	41,187	32,414	13,187	124,114	113,367	10,747
Interest expense	36,836	29,352	42,402	41,422	43,063	(6,227)	108,590	96,201	12,389
Collateral finance and securitization expense	7,692	6,773	6,770	6,431	6,484	1,208	21,235	19,396	1,839
Total benefits and expenses	65,065	48,971	63,628	63,166	58,003	7,062	177,664	157,032	20,632

Income (loss) before income taxes	$(15,438)	$5,517	$(42,076)	$(27,400)	$(7,302)	$(8,136)	$(51,997)	$(11,842)	$(40,155)

Foreign currency effect (1):
Income (loss) before income taxes	$379	$(734)	$448	$401	$294	$85	$93	$(3,056)	$3,149

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$23	$42	$44	$53	$72	$(49)	$109	$289	$(180)
Investment income, net of related expenses	41,108	36,305	31,163	35,468	33,478	7,630	108,576	81,589	26,987
Investment related gains, net	755	695	677	659	568	187	2,127	1,557	570
Other revenue	1,493	2,430	5,142	681	4,870	(3,377)	9,065	11,541	(2,476)
Total revenues	43,379	39,472	37,026	36,861	38,988	4,391	119,877	94,976	24,901

Benefits and expenses:
Claims and other policy benefits	(15)	(13)	27	(15)	(15)	—	(1)	6	(7)
Interest credited	1,799	1,497	1,124	881	622	1,177	4,420	1,588	2,832
Policy acquisition costs and other insurance income	(26,848)	(26,779)	(27,067)	(26,740)	(24,565)	(2,283)	(80,694)	(73,526)	(7,168)
Other operating expenses	45,601	38,141	40,372	41,187	32,414	13,187	124,114	113,367	10,747
Interest expense	36,836	29,352	42,402	41,422	43,063	(6,227)	108,590	96,201	12,389
Collateral finance and securitization expense	7,692	6,773	6,770	6,431	6,484	1,208	21,235	19,396	1,839
Total benefits and expenses	65,065	48,971	63,628	63,166	58,003	7,062	177,664	157,032	20,632

Adjusted operating income (loss) before income taxes	$(21,686)	$(9,499)	$(26,602)	$(26,305)	$(19,015)	$(2,671)	$(57,787)	$(62,056)	$4,269

Foreign currency effect (1):
Adjusted operating income (loss) before income taxes	$417	$(667)	$498	$367	$513	$(96)	$248	$(797)	$1,045

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Summary of Segment GAAP Income (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016		2017	2016	Change
U.S. and Latin America:
Traditional	$160,512	$90,594	$29,960	$131,492	$77,081	$83,431	$281,066	$239,609	$41,457
Financial Solutions:
Asset Intensive	67,126	87,002	85,770	72,261	88,732	(21,606)	239,898	151,881	88,017
Financial Reinsurance	21,992	19,983	17,816	14,447	13,982	8,010	59,791	44,791	15,000
Total U.S. and Latin America	249,630	197,579	133,546	218,200	179,795	69,835	580,755	436,281	144,474
Canada:
Canada Traditional	28,789	32,836	19,328	37,026	34,275	(5,486)	80,953	97,679	(16,726)
Canada Financial Solutions	4,472	4,425	3,592	4,065	1,160	3,312	12,489	3,880	8,609
Total Canada	33,261	37,261	22,920	41,091	35,435	(2,174)	93,442	101,559	(8,117)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	15,421	11,354	13,976	15,826	8,515	6,906	40,751	14,233	26,518
Europe, Middle East and Africa Financial Solutions	30,953	28,905	31,918	41,328	43,786	(12,833)	91,776	96,679	(4,903)
Total Europe, Middle East and Africa	46,374	40,259	45,894	57,154	52,301	(5,927)	132,527	110,912	21,615
Asia Pacific:
Asia Pacific Traditional	26,564	53,322	41,688	18,464	19,822	6,742	121,574	95,464	26,110
Asia Pacific Financial Solutions	(229)	5,377	5,872	(11,966)	7,549	(7,778)	11,020	16,029	(5,009)
Total Asia Pacific	26,335	58,699	47,560	6,498	27,371	(1,036)	132,594	111,493	21,101
Corporate and Other	(15,438)	5,517	(42,076)	(27,400)	(7,302)	(8,136)	(51,997)	(11,842)	(40,155)
Consolidated income before income taxes	$340,162	$339,315	$207,844	$295,543	$287,600	$52,562	$887,321	$748,403	$138,918

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Summary of Segment Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016		2017	2016	Change
U.S. and Latin America:
Traditional	$162,015	$91,247	$27,996	$129,345	$80,475	$81,540	$281,258	$245,985	$35,273
Financial Solutions:
Asset Intensive	72,581	49,891	51,637	46,698	58,693	13,888	174,109	158,284	15,825
Financial Reinsurance	21,992	19,983	17,816	14,447	13,982	8,010	59,791	44,791	15,000
Total U.S. and Latin America	256,588	161,121	97,449	190,490	153,150	103,438	515,158	449,060	66,098
Canada:
Canada Traditional	27,361	31,188	16,766	34,754	30,624	(3,263)	75,315	90,895	(15,580)
Canada Financial Solutions	4,472	4,425	3,592	4,065	1,160	3,312	12,489	3,880	8,609
Total Canada	31,833	35,613	20,358	38,819	31,784	49	87,804	94,775	(6,971)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	15,421	11,354	13,969	15,826	8,515	6,906	40,744	14,228	26,516
Europe, Middle East and Africa Financial Solutions	29,668	26,531	27,475	36,728	33,945	(4,277)	83,674	85,684	(2,010)
Total Europe, Middle East and Africa	45,089	37,885	41,444	52,554	42,460	2,629	124,418	99,912	24,506
Asia Pacific:
Asia Pacific Traditional	26,564	53,322	41,688	18,464	19,822	6,742	121,574	95,448	26,126
Asia Pacific Financial Solutions	(245)	2,627	(452)	(6,120)	2,266	(2,511)	1,930	3,710	(1,780)
Total Asia Pacific	26,319	55,949	41,236	12,344	22,088	4,231	123,504	99,158	24,346
Corporate and Other	(21,686)	(9,499)	(26,602)	(26,305)	(19,015)	(2,671)	(57,787)	(62,056)	4,269
Consolidated adjusted operating income before income taxes	$338,143	$281,069	$173,885	$267,902	$230,467	$107,676	$793,097	$680,849	$112,248

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2017	2017	2017	2016	2016
Fixed maturity securities, available-for-sale	$36,381,742	$36,345,426	$32,694,793	$32,093,625	$33,536,419
Mortgage loans on real estate	4,322,329	4,104,487	3,871,309	3,775,522	3,607,700
Policy loans	1,340,146	1,406,774	1,402,940	1,427,602	1,414,963
Funds withheld at interest	6,020,336	5,968,856	5,943,450	5,875,919	5,922,656
Short-term investments	80,582	123,308	54,288	76,710	126,702
Other invested assets	1,532,523	1,498,370	1,429,175	1,591,940	1,777,065
Cash and cash equivalents	1,204,590	1,123,350	1,178,114	1,200,718	1,379,693
Total cash and invested assets	$50,882,248	$50,570,571	$46,574,069	$46,042,036	$47,765,198

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016		2017	2016	Change
Average invested assets at amortized cost (1)	$25,887,338	$25,172,367	$25,212,377	$24,621,939	$24,128,430	$1,758,908	$25,136,119	$22,982,245	$2,153,874
Net investment income (1)	$305,632	$284,884	$273,208	$283,484	$263,111	$42,521	$863,724	$777,157	$86,567
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.81%	4.60%	4.41%	4.69%	4.43%	0.38%	4.61%	4.53%	0.08%

(1) Excludes spread-related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity and Equity Securities
(Excludes Funds Withheld Portfolios)

September 30, 2017
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$21,418,741	$1,209,999	$92,910	$22,535,830	61.9%	$—
Canadian and Canadian provincial governments	2,850,982	1,142,635	2,432	3,991,185	11.0%	—
Residential mortgage-backed securities	1,645,379	42,202	8,276	1,679,305	4.6%	—
Asset-backed securities	1,680,918	18,713	5,063	1,694,568	4.7%	275
Commercial mortgage-backed securities	1,293,296	25,471	5,445	1,313,322	3.6%	—
U.S. government and agencies	1,621,053	13,614	30,998	1,603,669	4.4%	—
State and political subdivisions	614,099	52,919	5,987	661,031	1.8%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,765,500	145,025	7,693	2,902,832	8.0%	—
Total fixed maturity securities	$33,889,968	$2,650,578	$158,804	$36,381,742	100.0%	$275

Non-redeemable preferred stock	$41,878	$312	$3,289	$38,901	34.4%
Other equity securities	74,514	633	1,117	74,030	65.6%
Total equity securities	$116,392	$945	$4,406	$112,931	100.0%

December 31, 2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$18,924,711	$911,618	$217,245	$19,619,084	61.1%	$—
Canadian and Canadian provincial governments	2,561,605	1,085,982	3,541	3,644,046	11.4%	—
Residential mortgage-backed securities	1,258,039	33,917	13,380	1,278,576	4.0%	(375)
Asset-backed securities	1,443,822	9,350	23,828	1,429,344	4.5%	275
Commercial mortgage-backed securities	1,342,440	28,973	7,759	1,363,654	4.2%	—
U.S. government and agencies	1,518,702	12,644	63,044	1,468,302	4.6%	—
State and political subdivisions	566,761	37,499	12,464	591,796	1.8%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,595,707	123,054	19,938	2,698,823	8.4%	—
Total fixed maturity securities	$30,211,787	$2,243,037	$361,199	$32,093,625	100.0%	$(100)

Non-redeemable preferred stock	$55,812	$1,648	$6,337	$51,123	18.6%
Other equity securities	229,767	1,792	7,321	224,238	81.4%
Total equity securities	$285,579	$3,440	$13,658	$275,361	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturity Securities by Sector (Excludes Funds Withheld Portfolios)

	September 30, 2017				December 31, 2016
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$4,409,638	$4,595,642	20.5%	A-	$4,167,029	$4,255,932	21.9%	A-
Brokerage/asset managers/exchanges	516,585	541,108	2.4%	A	403,014	413,699	2.1%	A
Finance companies	197,946	206,000	0.9%	A-	120,782	127,327	0.6%	A-
Insurance	1,732,238	1,834,234	8.1%	A-	1,314,077	1,353,008	6.9%	A-
REITs	741,919	765,123	3.4%	BBB+	582,157	598,366	3.0%	BBB+
Other finance	199,250	204,784	0.9%	A	138,140	140,636	0.7%	A-
Total financial institutions	$7,797,576	$8,146,891	36.2%		$6,725,199	$6,888,968	35.2%
Industrials
Basic	$1,047,016	$1,105,242	4.9%	BBB	$887,179	$923,839	4.7%	BBB
Capital goods	1,191,565	1,226,670	5.4%	BBB+	998,749	1,027,098	5.2%	BBB+
Communications	1,945,079	2,061,909	9.1%	BBB+	1,841,904	1,928,261	9.8%	BBB
Consumer cyclical	1,182,621	1,227,218	5.4%	A-	1,081,091	1,116,933	5.7%	BBB+
Consumer noncyclical	2,240,961	2,380,067	10.6%	A-	1,957,052	2,050,927	10.5%	A-
Energy	1,922,554	2,033,484	9.0%	BBB+	1,867,072	1,941,301	9.9%	BBB+
Technology	688,978	716,983	3.2%	A	644,474	660,200	3.4%	A
Transportation	964,513	1,015,433	4.5%	A-	854,681	887,911	4.5%	A-
Other industrial	139,737	147,839	0.7%	A	96,611	103,143	0.5%	A-
Total industrials	$11,323,024	$11,914,845	52.8%		$10,228,813	$10,639,613	54.2%
Utilities
Electric	$1,722,054	$1,841,632	8.2%	A-	$1,432,641	$1,498,919	7.6%	A-
Natural gas	333,386	357,962	1.6%	A-	316,447	338,253	1.7%	A-
Other utility	242,701	274,500	1.2%	A-	221,611	253,331	1.3%	A-
Total utilities	$2,298,141	$2,474,094	11.0%		$1,970,699	$2,090,503	10.6%
Total	$21,418,741	$22,535,830	100.0%	A-	$18,924,711	$19,619,084	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the National

Association of Insurance Commissioners (NAIC).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		September 30, 2017			June 30, 2017			March 31, 2017			December 31, 2016			September 30, 2016
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$22,095,642	$23,989,873	66.0%	$22,039,025	$24,093,110	66.4%	$19,816,139	$21,521,758	65.8%	$19,813,653	$21,369,081	66.5%	$19,794,556	$22,594,066	67.3%
2	BBB	10,233,331	10,792,989	29.7%	10,097,673	10,626,154	29.2%	9,159,294	9,571,666	29.3%	8,834,469	9,162,483	28.5%	8,660,225	9,296,652	27.7%
3	BB	1,107,086	1,143,449	3.1%	1,140,073	1,167,968	3.2%	1,079,371	1,109,172	3.4%	944,839	955,735	3.0%	1,010,694	1,027,001	3.1%
4	B	360,643	374,478	1.0%	358,668	369,794	1.0%	383,254	377,469	1.2%	414,087	411,138	1.3%	451,456	441,887	1.3%
5	CCC	86,984	74,093	0.2%	94,473	79,662	0.2%	91,245	105,749	0.3%	187,744	177,481	0.6%	157,857	151,182	0.5%
6	In or near default	6,282	6,860	—%	8,422	8,738	—%	11,264	8,979	—%	16,995	17,707	0.1%	23,108	25,631	0.1%
	Total	$33,889,968	$36,381,742	100.0%	$33,738,334	$36,345,426	100.0%	$30,540,567	$32,694,793	100.0%	$30,211,787	$32,093,625	100.0%	$30,097,896	$33,536,419	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent rating based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$891,508	$917,589	$784,648	$813,463	$584,067	$608,066	$579,686	$602,549	$590,881	$642,041
Non-agency	753,871	761,716	720,826	725,836	697,104	695,811	678,353	676,027	656,796	669,651
Total residential mortgage-backed securities	1,645,379	1,679,305	1,505,474	1,539,299	1,281,171	1,303,877	1,258,039	1,278,576	1,247,677	1,311,692
Commercial mortgage-backed securities	1,293,296	1,313,322	1,558,035	1,582,028	1,272,020	1,289,338	1,342,440	1,363,654	1,402,249	1,475,033
Asset-backed securities	1,680,918	1,694,568	1,630,499	1,641,841	1,379,251	1,380,590	1,443,822	1,429,344	1,388,263	1,382,574
Total	$4,619,593	$4,687,195	$4,694,008	$4,763,168	$3,932,442	$3,973,805	$4,044,301	$4,071,574	$4,038,189	$4,169,299

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$135,907	83.3%	$147,319	82.4%	$245,923	88.6%	$328,691	87.7%	$85,446	62.2%
20% or more for less than six months	3,407	2.1%	5,051	2.8%	4,113	1.5%	18,733	5.0%	12,551	9.1%
20% or more for six months or greater	19,490	11.9%	20,073	11.2%	21,164	7.6%	13,775	3.7%	32,286	23.5%
Total	$158,804	97.3%	$172,443	96.4%	$271,200	97.7%	$361,199	96.4%	$130,283	94.8%

Equity Securities

	September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$4,406	2.7%	$3,443	1.8%	$5,717	2.1%	$9,140	2.4%	$2,588	1.9%
20% or more for less than six months	—	0.0%	2,542	1.4%	—	0.0%	705	0.2%	—	0.0%
20% or more for six months or greater	—	0.0%	653	0.4%	688	0.2%	3,813	1.0%	4,472	3.3%
Total	$4,406	2.7%	$6,638	3.6%	$6,405	2.3%	$13,658	3.6%	$7,060	5.2%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of September 30, 2017
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$2,035,856	$15,923	$1,213,026	$49,422	$3,248,882	$65,345
Canadian and Canadian provincial governments	97,100	1,320	46,663	1,112	143,763	2,432
Residential mortgage-backed securities	507,372	5,084	154,469	3,189	661,841	8,273
Asset-backed securities	516,613	2,318	133,848	2,213	650,461	4,531
Commercial mortgage-backed securities	293,834	3,224	61,707	2,221	355,541	5,445
U.S. government and agencies	1,302,732	29,712	56,595	1,286	1,359,327	30,998
State and political subdivisions	53,977	743	62,530	5,156	116,507	5,899
Other foreign government, supranational, and foreign government-sponsored enterprises	327,813	2,529	104,333	4,865	432,146	7,394
Total investment grade securities	$5,135,297	$60,853	$1,833,171	$69,464	$6,968,468	$130,317

Below investment grade securities:
Corporate securities	$170,023	$3,780	$95,089	$23,785	$265,112	$27,565
Residential mortgage-backed securities	—	—	93	3	93	3
Asset-backed securities	—	—	5,611	532	5,611	532
State and political subdivisons	919	88	—	—	919	88
Other foreign government, supranational, and foreign government-sponsored enterprises	11,219	77	15,667	222	26,886	299
Total below investment grade securities	$182,161	$3,945	$116,460	$24,542	$298,621	$28,487
Total fixed maturity securities	$5,317,458	$64,798	$1,949,631	$94,006	$7,267,089	$158,804

Equity securities:
Non-redeemable preferred stock	$6,712	$345	$25,983	$2,944	$32,695	$3,289
Other equity securities	6,446	396	58,206	721	64,652	1,117
Total equity securities	$13,158	$741	$84,189	$3,665	$97,347	$4,406

	As of December 31, 2016
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$4,661,706	$124,444	$549,273	$43,282	$5,210,979	$167,726
Canadian and Canadian provincial governments	101,578	3,541	—	—	101,578	3,541
Residential mortgage-backed securities	490,473	9,733	112,216	3,635	602,689	13,368
Asset-backed securities	563,259	12,010	257,166	9,653	820,425	21,663
Commercial mortgage-backed securities	368,465	6,858	10,853	166	379,318	7,024
U.S. government and agencies	1,056,101	63,044	—	—	1,056,101	63,044
State and political subdivisions	187,194	9,396	13,635	3,068	200,829	12,464
Other foreign government, supranational, and foreign government-sponsored enterprises	524,236	13,372	51,097	2,981	575,333	16,353
Total investment grade securities	$7,953,012	$242,398	$994,240	$62,785	$8,947,252	$305,183

Below investment grade securities:
Corporate securities	$330,757	$7,914	$163,152	$41,605	$493,909	$49,519
Residential mortgage-backed securities	—	—	412	12	412	12
Asset-backed securities	5,904	700	12,581	1,465	18,485	2,165
Commercial mortgage-backed securities	5,815	735	—	—	5,815	735
Other foreign government, supranational, and foreign government-sponsored enterprises	32,355	1,258	39,763	2,327	72,118	3,585
Total below investment grade securities	$374,831	$10,607	$215,908	$45,409	$590,739	$56,016
Total fixed maturity securities	$8,327,843	$253,005	$1,210,148	$108,194	$9,537,991	$361,199

Equity securities:
Non-redeemable preferred stock	$10,831	$831	$21,879	$5,506	$32,710	$6,337
Other equity securities	202,068	7,020	6,751	301	208,819	7,321
Total equity securities	$212,899	$7,851	$28,630	$5,807	$241,529	$13,658

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016		2017	2016	Change
Fixed maturity and equity securities avail. for sale:
Other-than-temporary impairment losses on fixed maturities	$(390)	$(3,401)	$(17,189)	$(4,142)	$—	$(390)	$(20,980)	$(34,663)	$13,683
Portion of loss recognized in other comprehensive
income (before taxes)	—	—	—	74	—	—	—	—	—
Net other-than-temporary impairment losses on fixed
maturities recognized in earnings	(390)	(3,401)	(17,189)	(4,068)	—	(390)	(20,980)	(34,663)	13,683
Impairment losses on equity securities	(889)	—	—	—	—	(889)	(889)	—	(889)
Gain on investment activity	19,522	54,220	17,893	27,217	46,346	(26,824)	91,635	127,153	(35,518)
Loss on investment activity	(7,678)	(10,471)	(12,563)	(6,568)	(9,054)	1,376	(30,712)	(43,397)	12,685
Net gains (losses) on fixed maturity & equity securities
available for sale	10,565	40,348	(11,859)	16,581	37,292	(26,727)	39,054	49,093	(10,039)

Other impairment losses and change in mortgage loan provision	(2,446)	(6,675)	(99)	(8,895)	(262)	(2,184)	(9,220)	(2,111)	(7,109)
Other non-derivative gains (losses), net	9,464	5,587	4,712	4,987	4,754	4,710	19,763	13,934	5,829

Free-standing derivatives:
Credit default swaps	4,137	3,879	7,358	4,564	6,672	(2,535)	15,374	13,536	1,838
Interest rate swaps - non-hedged	641	14,289	(2,612)	(100,500)	4,122	(3,481)	12,318	108,149	(95,831)
Interest rate swaps - hedged	(9)	(3)	(8)	—	—	(9)	(20)	—	(20)
Foreign currency swaps - hedged (1)	220	(487)	1,031	5,766	1,606	(1,386)	764	(5,351)	6,115
Futures	(8,890)	(6,442)	(12,775)	(9,957)	(11,677)	2,787	(28,107)	(30,285)	2,178
CPI swaps	220	(4)	(5)	223	76	144	211	(624)	835
Equity options	(8,295)	(9,273)	(17,189)	(8,694)	(13,648)	5,353	(34,757)	(19,576)	(15,181)
Currency forwards	24	(351)	904	(4,954)	507	(483)	577	6,584	(6,007)
Bond forwards	183	(41)	—	(225)	116	67	142	(53)	195
Total free-standing derivatives	(11,769)	1,567	(23,296)	(113,777)	(12,226)	457	(33,498)	72,380	(105,878)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	23,044	15,108	68,702	20,374	49,078	(26,034)	106,854	33,795	73,059
GMXB	(6,205)	360	22,363	90,923	7,988	(14,193)	16,518	(83,089)	99,607
Total embedded derivatives	16,839	15,468	91,065	111,297	57,066	(40,227)	123,372	(49,294)	172,666

Net gain (loss) on total derivatives	5,070	17,035	67,769	(2,480)	44,840	(39,770)	89,874	23,086	66,788

Total investment related gains (losses), net	$22,653	$56,295	$60,523	$10,193	$86,624	$(63,971)	$139,471	$84,002	$55,469

(1) The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net gains (losses) on total derivatives.

Appendix

Reconciliations of GAAP Income to Adjusted Operating Income

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
U.S. & Latin America Traditional
Income before income taxes	$160,512	$90,594	$29,960	$131,492	$77,081	$83,431	$281,066	$239,609	$41,457
Investment and derivative (gains) losses (1)	8	(1)	—	(336)	(69)	77	7	(3)	10
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	1,495	654	(1,964)	(1,811)	3,463	(1,968)	185	6,379	(6,194)
Adjusted operating income before income taxes	$162,015	$91,247	$27,996	$129,345	$80,475	$81,540	$281,258	$245,985	$35,273

U.S. & Latin America Asset Intensive
Income before income taxes	$67,126	$87,002	$85,770	$72,261	$88,732	$(21,606)	$239,898	$151,881	$88,017
Investment and derivative (gains) losses (1)	5,502	(16,504)	31,330	103,778	867	4,635	20,328	(50,855)	71,183
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(24,539)	(15,762)	(66,738)	(18,563)	(52,541)	28,002	(107,039)	(40,174)	(66,865)
GMXB embedded derivatives (1)	6,205	(360)	(22,363)	(90,923)	(7,988)	14,193	(16,518)	83,089	(99,607)
Funds withheld (gains) losses- investment income	(7,191)	(4,010)	(744)	(7,516)	(2,295)	(4,896)	(11,945)	(17,223)	5,278
EIA embedded derivatives - interest credited	(1,367)	(7,340)	(27,958)	(39,964)	42	(1,409)	(36,665)	11,827	(48,492)
DAC offset, net	26,845	6,865	52,340	27,625	31,876	(5,031)	86,050	19,739	66,311
Adjusted operating income before income taxes	$72,581	$49,891	$51,637	$46,698	$58,693	$13,888	$174,109	$158,284	$15,825

U.S. & Latin America Financial Reinsurance
Income before income taxes	$21,992	$19,983	$17,816	$14,447	$13,982	$8,010	$59,791	$44,791	$15,000
Adjusted operating income before income taxes	$21,992	$19,983	$17,816	$14,447	$13,982	$8,010	$59,791	$44,791	$15,000

Total U.S. & Latin America
Income before income taxes	$249,630	$197,579	$133,546	$218,200	$179,795	$69,835	$580,755	$436,281	$144,474
Investment and derivative (gains) losses (1)	5,510	(16,505)	31,330	103,442	798	4,712	20,335	(50,858)	71,193
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(23,044)	(15,108)	(68,702)	(20,374)	(49,078)	26,034	(106,854)	(33,795)	(73,059)
GMXB embedded derivatives (1)	6,205	(360)	(22,363)	(90,923)	(7,988)	14,193	(16,518)	83,089	(99,607)
Funds withheld (gains) losses - investment income	(7,191)	(4,010)	(744)	(7,516)	(2,295)	(4,896)	(11,945)	(17,223)	5,278
EIA embedded derivatives - interest credited	(1,367)	(7,340)	(27,958)	(39,964)	42	(1,409)	(36,665)	11,827	(48,492)
DAC offset, net	26,845	6,865	52,340	27,625	31,876	(5,031)	86,050	19,739	66,311
Adjusted operating income before income taxes	$256,588	$161,121	$97,449	$190,490	$153,150	$103,438	$515,158	$449,060	$66,098

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Canada Traditional
Income before income taxes	$28,789	$32,836	$19,328	$37,026	$34,275	$(5,486)	$80,953	$97,679	$(16,726)
Investment and derivative (gains) losses (1)	(1,176)	(1,395)	(2,652)	(1,550)	(2,624)	1,448	(5,223)	(4,045)	(1,178)
Funds withheld (gains) losses - investment income	(252)	(253)	90	(722)	(1,027)	775	(415)	(2,739)	2,324
Adjusted operating income before income taxes	$27,361	$31,188	$16,766	$34,754	$30,624	$(3,263)	$75,315	$90,895	$(15,580)

Canada Financial Solutions
Income before income taxes	$4,472	$4,425	$3,592	$4,065	$1,160	$3,312	$12,489	$3,880	$8,609
Adjusted operating income before income taxes	$4,472	$4,425	$3,592	$4,065	$1,160	$3,312	$12,489	$3,880	$8,609

Europe, Middle East and Africa Traditional
Income before income taxes	$15,421	$11,354	$13,976	$15,826	$8,515	$6,906	$40,751	$14,233	$26,518
Investment and derivative (gains) losses (1)	—	—	(7)	—	—	—	(7)	(5)	(2)
Adjusted operating income before income taxes	$15,421	$11,354	$13,969	$15,826	$8,515	$6,906	$40,744	$14,228	$26,516

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$30,953	$28,905	$31,918	$41,328	$43,786	$(12,833)	$91,776	$96,679	$(4,903)
Investment and derivative (gains) losses (1)	(1,192)	(2,458)	(4,575)	(4,914)	(8,159)	6,967	(8,225)	(8,623)	398
Investment (income) loss on unit-linked variable annuities	(2,475)	291	(4,113)	(4,217)	(5,540)	3,065	(6,297)	(8,914)	2,617
Interest credited on unit-linked variable annuities	2,475	(291)	4,113	4,217	5,540	(3,065)	6,297	8,914	(2,617)
Non-investment derivatives	(93)	84	132	314	(1,682)	1,589	123	(2,372)	2,495
Adjusted operating income before income taxes	$29,668	$26,531	$27,475	$36,728	$33,945	$(4,277)	$83,674	$85,684	$(2,010)

Asia Pacific Traditional
Income before income taxes	$26,564	$53,322	$41,688	$18,464	$19,822	$6,742	$121,574	$95,464	$26,110
Investment and derivative (gains) losses (1)	—	—	—	—	—	—	—	(16)	16
Adjusted operating income before income taxes	$26,564	$53,322	$41,688	$18,464	$19,822	$6,742	$121,574	$95,448	$26,126

Asia Pacific Financial Solutions
Income (loss) before income taxes	$(229)	$5,377	$5,872	$(11,966)	$7,549	$(7,778)	$11,020	$16,029	$(5,009)
Investment and derivative (gains) losses (1)	(16)	(2,750)	(6,324)	5,846	(5,283)	5,267	(9,090)	(12,319)	3,229
Adjusted operating income (loss) before income taxes	$(245)	$2,627	$(452)	$(6,120)	$2,266	$(2,511)	$1,930	$3,710	$(1,780)

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2017	2017	2017	2016	2016	Quarter	2017	2016	Change
Corporate and Other
Income (loss) before income taxes	$(15,438)	$5,517	$(42,076)	$(27,400)	$(7,302)	$(8,136)	$(51,997)	$(11,842)	$(40,155)
Investment and derivative (gains) losses (1)	(6,239)	(14,990)	15,500	1,120	(11,690)	5,451	(5,729)	(50,160)	44,431
Non-investment derivatives	(9)	(26)	(26)	(25)	(23)	14	(61)	(54)	(7)
Adjusted operating income (loss) before income taxes	$(21,686)	$(9,499)	$(26,602)	$(26,305)	$(19,015)	$(2,671)	$(57,787)	$(62,056)	$4,269

Consolidated
Income before income taxes	$340,162	$339,315	$207,844	$295,543	$287,600	$52,562	$887,321	$748,403	$138,918
Investment and derivative (gains) losses (1)	(3,113)	(38,098)	33,272	103,944	(26,958)	23,845	(7,939)	(126,026)	118,087
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(23,044)	(15,108)	(68,702)	(20,374)	(49,078)	26,034	(106,854)	(33,795)	(73,059)
GMXB embedded derivatives (1)	6,205	(360)	(22,363)	(90,923)	(7,988)	14,193	(16,518)	83,089	(99,607)
Funds withheld (gains) losses - investment income	(7,443)	(4,263)	(654)	(8,238)	(3,322)	(4,121)	(12,360)	(19,962)	7,602
EIA embedded derivatives - interest credited	(1,367)	(7,340)	(27,958)	(39,964)	42	(1,409)	(36,665)	11,827	(48,492)
DAC offset, net	26,845	6,865	52,340	27,625	31,876	(5,031)	86,050	19,739	66,311
Investment (income) loss on unit-linked variable annuities	(2,475)	291	(4,113)	(4,217)	(5,540)	3,065	(6,297)	(8,914)	2,617
Interest credited on unit-linked variable annuities	2,475	(291)	4,113	4,217	5,540	(3,065)	6,297	8,914	(2,617)
Non-investment derivatives	(102)	58	106	289	(1,705)	1,603	62	(2,426)	2,488
Adjusted operating income before income taxes	$338,143	$281,069	$173,885	$267,902	$230,467	$107,676	$793,097	$680,849	$112,248

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

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